                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2003


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        2-98277C                                    38-3262264
(COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS

         On March 28, 2003 the Registrant issued a press release announcing that it terminated discussions with its majority shareholder concerning the sale of two of the Registrant's subsidiaries. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         Exhibit No.                        Description of Exhibits

         99.1 Press Release Dated March 28, 2003 announcing that the Registrant terminated discussions with its majority shareholder concerning the sale of two of the Registrant's subsidiaries.



                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPORTS RESORTS INTERNATIONAL, INC



Date:  March 28, 2003
                                            By:  /s/ Gregory T. Strzynski
                                                 ------------------------
                                                 Gregory T. Strzynski
                                                 Chief Financial Officer